UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

Global Blood Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

181 Oyster Point Blvd.

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 741-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “GBT,” “Company,” “we,” “our,” and “us” means Global Blood Therapeutics, Inc., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 8.01. Other Events.

On December 13, 2021, we presented at the 63rd American Society of Hematology (ASH) Annual Meeting and Exposition in Atlanta, Georgia, a poster titled “GBT021601, a Next-Generation HbS Polymerization Inhibitor: Results of Safety, Tolerability, Pharmacokinetics and Pharmacodynamics in Adults Living with Sickle Cell Disease and Healthy Volunteers.” A copy of the poster is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Poster titled “GBT021601, a Next-Generation HbS Polymerization Inhibitor: Results of Safety, Tolerability, Pharmacokinetics and Pharmacodynamics in Adults Living with Sickle Cell Disease and Healthy Volunteers.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: December 13, 2021	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer